INCOME TAXES	12 Months Ended
Dec. 31, 2018
INCOME TAXES
8. INCOME TAXES
On December 22, 2017, Public Law 115-97
“An Act to Provide for Reconciliation Pursuant to Titles II and V of the Concurrent Resolution on the Budget for Fiscal Year 2018”
was enacted. This law is commonly referred to as the Tax Cuts and Jobs Act of 2017 (the “TCJA”). The TCJA made broad and complex changes to the U.S. tax code including but not limited to, reducing the U.S. federal corporate tax rate from 35% to 21% effective January 1, 2018 and requiring a one-time repatriation transition tax on certain undistributed earnings of foreign subsidiaries. The TCJA also put in place new tax laws that applied prospectively, which included, but were not limited to, generally eliminating U.S. federal income taxes on dividends from foreign subsidiaries and a new provision designed to tax U.S. allocated expenses as well as currently taxing certain global intangible low-taxed income (“GILTI”) of foreign subsidiaries. GILTI is a tax on foreign income in excess of a deemed return on tangible assets of foreign corporations. We have elected to provide for the tax expense related to GILTI in the year the tax is incurred as a period expense.
U.S. GAAP requires the impact of tax legislation to be recorded in the period of enactment. We recognized the tax effects of the TCJA for the year ended December 31, 2017 and recorded a provisional net income tax benefit of $9,955. This amount included an income tax benefit from the revaluation of U.S. deferred income taxes, partially offset by an estimate for income tax expense to record U.S. federal, state and foreign withholding tax on previously undistributed earnings of our foreign subsidiaries. We applied the guidance in Staff Accounting Bulletin 118 when accounting for the enactment-date effects of the TCJA. As of December 31, 2018, we have completed our accounting for all the enactment-date income tax effects of the TCJA. In 2018, we increased our previously estimated net income tax benefit by $
1,819
 to $
11,774
, following the
refinement of estimated
U.S. federal and state income taxes on previously undistributed earnings of our foreign subsidiaries.

The components of income tax expense from our wholly owned operations and investments and our controlling interest in joint ventures with Carrier are as follows:

Years Ended December 31,	2018	2017	2016
U.S. Federal	$54,345	$69,079	$86,719
State	11,631	10,643	9,801
Foreign	6,837	10,499	9,416
	$72,813	$90,221	$105,936
Current	$64,523	$100,956	$103,216
Deferred	8,290	(10,735)	2,720
	$72,813	$90,221	$105,936
We calculate our income tax expense and our effective tax rate for 100% of income attributable to our wholly owned operations and for our controlling interest of income attributable to our joint ventures with Carrier, which are primarily taxed as partnerships for income tax purposes.
Following is a reconciliation of the effective income tax rate:

Years Ended December 31,	2018	2017	2016
U.S. federal statutory rate	21.0%	35.0%	35.0%
State income taxes, net of federal benefit and other	3.6	2.4	2.3
Excess tax benefits from share-based compensation	(2.0)	(2.7)	(1.0)
Tax effects on foreign income	0.5	(1.0)	(0.1)
GILTI	0.3	—	—
Tax credits and other	—	(0.6)	(0.2)
Repatriation transition tax	(0.9)	3.0	—
Deferred tax impact of enacted tax rate changes	0.3	(6.3)	—
Effective income tax rate attributable to Watsco, Inc.	22.8	29.8	36.0
Taxes attributable to non-controlling interest	(3.1)	(3.8)	(5.0)
Effective income tax rate	19.7%	26.0%	31.0%

The following is a summary of the significant components of our net deferred tax liabilities:

December 31,	2018	2017
Deferred tax assets:
Share-based compensation	$21,517	$18,977
Capitalized inventory costs and inventory reserves	2,151	2,107
Allowance for doubtful accounts	1,057	929
Self-insurance reserves	206	153
Other	2,486	2,423
Net operating loss carryforwards	484	291
	27,901	24,880
Valuation allowance	—	—
Total deferred tax assets	27,901	24,880
Deferred tax liabilities:
Deductible goodwill	(69,600)	(67,246)
Depreciation	(10,695)	(5,519)
Other	(8,516)	(5,189)
Total deferred tax liabilities	(88,811)	(77,954)
Net deferred tax liabilities (1)	$(60,910)	$(53,074)

(1)	Net deferred tax liabilities have been included in the consolidated balance sheets in deferred income taxes and other liabilities.
Prior to
enactment of the TCJA, U.S. income taxes had not been provided on undistributed earnings of our foreign subsidiaries as we had intended to reinvest such earnings permanently outside the U.S. or to repatriate such earnings only when it was tax effective to do so. The TCJA one-time repatriation transition tax and GILTI liabilities effectively taxed the undistributed earnings previously deferred from U.S. Federal income taxes. As of December
31
,
2018
,
we have accumulated undistributed earnings generated by our foreign subsidiaries of approximately
$93,000.
Any additional taxes due with respect to such previously-taxed earnings, if repatriated, would generally be limited to foreign withholding. Deferred taxes have been recorded for foreign withholding taxes on certain earnings of our foreign consolidated subsidiaries expected to be repatriated. We do not intend to distribute the remaining previously-taxed foreign earnings and therefore have not recorded deferred taxes for foreign withholding on such earnings. The amount of foreign withholding that might be payable on the remaining amounts at December 31, 2018 is not material.
Valuation allowances are provided to reduce the related deferred income tax assets to an amount which will, more likely than not, be realized. As a result of our assessment of the realization of deferred income tax assets, we have concluded that it is more likely than not that all of our deferred income tax assets will be realized and thus no valuation allowance was necessary at both December 31, 2018 and 2017. At December 31, 2018, there were state net operating loss carryforwards of $8,263, which expire in varying amounts from 2019 through 2038. These amounts are available to offset future taxable income. There were no federal net operating loss carryforwards at December 31, 2018.
We are subject to United States federal income tax, income tax of multiple state jurisdictions and foreign income tax. We are subject to tax audits in the various jurisdictions until the respective statutes of limitations expire. We are no longer subject to United States federal tax examinations for tax years prior to 2015. For the majority of states and foreign jurisdictions, we are no longer subject to tax examinations for tax years prior to 2014.
As of December 31, 2018 and 2017, the total amount of gross unrecognized tax benefits (excluding the federal benefit received from state positions) was $4,902 and $4,225, respectively. Of these totals, $3,997 and $3,457, respectively, (net of the federal benefit received from state positions) represent the amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate. Our continuing practice is to recognize penalties within selling, general and administrative expenses and interest related to income tax matters in income tax expense in the consolidated statements of income. As of December 31, 2018 and 2017, the cumulative amount of estimated accrued interest and penalties resulting from such unrecognized tax benefits was $755 and $540, respectively, and is included in deferred income taxes and other current liabilities in the accompanying consolidated balance sheets.

The changes in gross unrecognized tax benefits are as follows:

Balance at December 31, 2015	$3,513
Additions based on tax positions related to the current year	547
Reductions due to lapse of applicable statute of limitations and tax assessments	(365)
Balance at December 31, 2016	3,695
Additions based on tax positions related to the current year	801
Reductions due to lapse of applicable statute of limitations	(271)
Balance at December 31, 2017	4,225
Additions based on tax positions related to the current year	960
Reductions due to lapse of applicable statute of limitations	(283)
Balance at December 31, 2018	$4,902